Exhibit 3.2

COMPANIES ACT

CHAPTER 42, R.S.N.S. 1967

MEMORANDUM OF ASSOCIATION OF 1680027 Nova Scotia Limited

1	—	The name of the Company is 1680027 Nova Scotia Limited

2	—	Restrictions, if any, on the objects and powers of the Company are: (a) none x xxxxxxxxxxxxxxxxxxx [Delete (a) or (b)]

3	—

Pursuant to subsection (5E) of Section 24 of the Companies Act, to the Intent that subsection (5C) of Section 24 not apply to the Company, the following powers are hereby expressly conferred upon the Company:

The  Company shall have power to

(a)    sell or dispose of its undertaking or a substantial part thereof;

(b)    subject to the provisions of the Act with respect to reduction of capital, distribute any of its property in specie among its members; and

(c)    amalgamate with any company or other body of persons.

4	—	The liability of the members is limited.

5	—	The Company proposes to issue 40,000 shares without nominal or par value, with power to divide the shares in the capital for the time being into several classes and/or to attach thereto respectively any preferential, common, deferred, or qualified rights, privileges or conditions, including restrictions on voting and including redemption or purchase of such shares, subject, however, to the provisions of Companies Act and amendments thereto.

6	—	I, the undersigned, whose name and address are subscribed, am desirous of being formed into a company, in pursuance of this Memorandum of Association, and I agree to take the number and kind of shares in the capital stock of the company set opposite my name.

NAME ADDRESS AND OCCUPATION OF SUBSCRIBER	NUMBER AND KIND OF SHARES TAKEN BY THE SUBSCRIBER

Illegible	One (1) share without nominal or par value.

Margaret E. Blewett, Corporate Services Officer

TOTAL SHARES TAKEN: One (1) share without nominal or par value.

DATED the 13th day of December, 1985. WITNESS to the above signature:	Andrea Barbara _______ 1673, Bedford Raw, Halifax, Nova Acotia, Corporate Clerk

NOTE:	Each subscriber must write his name, his full post office address, and his occupation, all in his own handwriting. Each subscriber must write, in words, and in his own handwriting, the number of shares he takes.

1680027 NOVA SCOTIA LIMITED

SPECIAL RESOLUTION

BE IT RESOLVED as a Special Resolution of the Shareholders of the Company within the meaning of the Companies Act, being Chapter 81, R.S.N.S. 1989, and amendments thereto, that the Articles of Association of the Company be and are hereby repealed and that the attached Schedule “A” be and is hereby adopted as the Articles of Association of the Company.

The Secretary be and is hereby directed to file a printed copy of such Special Resolution duly certified by the Secretary under the seal of the Company with the Registrar of Joint Stock Companies.

CERTIFICATE

I, J. Donald Mitchell, Secretary of 1680027 NOVA SCOTIA LIMITED, hereby certify that the foregoing is a true copy of a Special Resolution dated the day of November, 1991, signed by all the Shareholders of the Company in the manner authorized by law and that such Special Resolution is now in full force and effect.

Date	Secretary

1680027 NOVA SCOTIA LIMITED

SPECIAL RESOLUTION

WHEREAS the authorized capital of the Company is forty thousand (40,000) shares without nominal or par value;

AND WHEREAS it is desirable and in the interest of the Company that the authorized capital of the Company be increased by the creation of one hundred (100) Class “A” and one hundred (100) Class “B” preference shares;

NOW THEREFORE BE IT RESOLVED as a Special Resolution of the Company within the meaning of the Companies Act, R.S.N.S. c 42, as amended:

1.

THAT the authorized capital of the Company be and it is hereby amended and increased by the creation of an additional one hundred (100) Class A preference shares of the par value of Twenty-two Cents ($0.22) each, which shares shall be subject to the rights, restrictions, terms and conditions as are set out in Schedule “A” annexed to these resolutions, and by the creation of an additional one hundred (100) Class B preference shares of the par value of One Cent ($0.01) each, which shares shall be subject to the rights, restrictions, terms and conditions as are set out in Schedule “B” annexed to these resolutions, such that the authorized capital of the Company shall be and is forty thousand (40,000) common shares without nominal or par value and one hundred (100) Class A preference shares of the par value of Twenty-two Cents ($0.22) each, subject to the rights, restrictions, terms and conditions as are set out in Schedule “A” annexed hereto, and one hundred (100) Class B preference shares of the par value of One Cent ($0.01) each subject to the rights, restrictions, terms and conditions as are set out in Schedule “B” annexed hereto;

2.	THAT the Secretary be and is hereby authorized and directed to file a printed copy of the Special Resolution with the Registrar of Joint Stock Companies.

CERTIFICATE

I hereby certify that the foregoing is a true copy of a Special Resolution signed by the Sole Shareholder of the Company in the manner authorized by Law on the 14th day of July, 1989, and that the Special Resolution is in full force and effect.

July 14 ‘89
Date	Secretary

SCHEDULE “A”

1680027 NOVA SCOTIA LIMITED

RIGHTS, RESTRICTIONS, CONDITIONS AND LIMITATIONS

ATTACHING TO CLASS A PREFERENCE SHARES

The Class A Preference Shares shall have a par value of Twenty-Two Cents ($0.22) each and shall be non-voting, redeemable and retractable and shall bear a non-participating, non-cumulative dividend at the rate of eight percent (8%) per annum of the redemption value. The rights, restrictions, conditions and limitations attached to the Class A Preference Shares shall be as follows:

(a) The holders of the Class A Preference Shares in priority to the Common Shares shall be entitled to receive and the Company shall pay thereon if, as and when declared by the Board of Directors out of moneys of the Company properly applicable to the payment of dividends, fixed non-cumulative preferential cash dividends at the rate of eight percent (8%) per annum of the redemption value thereof. The said dividends shall be payable on such date or dates in each fiscal year of the Company as may from time to time be determined by the Board of Directors. The Board of Directors shall be entitled from time to time to declare part of the said fixed preferential dividend for any fiscal year notwithstanding that the dividend for such fiscal year shall not be declared in full. If within four (4) months after the end of any fiscal year of the Company the Board of Directors in its discretion shall not have declared the said fixed preferential dividend or any part thereof on the Class A Preference Shares for such fiscal year then the rights of the holders of the Class A Preference Shares to such dividend or any undeclared part thereof shall be forever extinguished. The holder of the Class A Preference Shares shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for.

(b) In the event of the liquidation, dissolution or winding up of the Company or other distribution of property or assets of the Company for the purpose of winding up its affairs, the holders of Class A Preference Shares shall be entitled to receive the redemption value per Class A Preference Shares together with all declared and unpaid dividends thereon before any amount shall be paid or any property or assets of the Company distributed to the holders of any Common Shares or Shares of any other class ranking junior to the Class A Preference Shares. After the payment to the holders of Class A Preference Shares of the amount so payable to them as hereinbefore provided, they shall not be entitled to share in any further distribution of the property or assets of the Company.

(c) The Company may, subject to compliance with the provisions of the Companies Act of Nova Scotia, at any time and from time to time upon ten (10) days notice to the registered holders thereof, redeem the whole or any part of the then outstanding Class A Preference Shares by paying for each Class A Preference Share to be redeemed Ten Thousand Dollars ($10,000.00) (the “redemption value”) together with all declared and unpaid dividends thereon, such sum being hereinafter referred to as the “redemption price”. In case a part only of the then outstanding Class A Preference Shares is at any time to be redeemed pursuant to this sub-paragraph (c), the Class A Preference Shares so to be redeemed shall be selected by lot in such manner as the Board of Directors in its discretion shall decide, or, if the Board of Directors so determines, may be redeemed pro rata, provided that the Class A Preference Shares shall not be redeemed on a fractional basis and, in calculating the shares to be redeemed, all fractional shares shall be rounded up to the next highest number.

(d) In any case of redemption of Class A Preference Shares under the provisions of sub-paragraph (c) hereof, the Company shall, at least ten (10) days before the date specified for redemption, mail to each person who, at the date of mailing, is a registered holder of Class A Preference Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class A Preference Shares. Such notice shall be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the books of the Company or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder, provided, however, that accidental failure to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price and the date on which the redemption is to take place and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Company shall pay or cause to be paid to or to the order of registered holders of the Class A Preference Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Company, or any other place designated in such notice, of the certificates for the Class A Preference Shares called for redemption. Such Class A Preference Shares shall thereupon be and be deemed to be redeemed and shall be cancelled. If a part only of the Class A Preference Shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Company. From and after the date specified in any such notice, the Class A Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case, the rights of the holders shall remain unaffected. The Company shall have the right, at any time after mailing of the notice of its intention to redeem any Class A Preference Shares as aforesaid, to deposit the redemption price of the Class A Preference Shares so called for redemption, or of such of the said Class A Preference Shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a .special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such class A Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and, upon such deposit being made, or upon the date specified for redemption in such notice, whichever is later, the Class A Preference Shares in respect whereof such deposits shall have been made shall be deemed to be redeemed and shall be cancelled and the rights of the holders thereof, after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by then respectively.

(e) Any holder of Class A Preference Shares may at any time and from time to time call upon the Company to redeem the whole or any portion of the then outstanding Class A Preference Shares held by him by depositing wit the Company the certificate or certificates representing the Class A Preference Shares which the holder calls upon the Company to redeem together with a notice in writing specifying the number of such Class A Preference Shares which the Company is called upon to redeem and the date for the closing of such redemption, such date being not less than thirty (30) days nor more than ninety (90) days immediately following the delivery of the said notice to the Company. Upon receipt of such notice the Company shall forthwith take all actions necessary to permit redemption of the shares in compliance with the provisions of the Companies Act of Nova Scotia and on the date so specified for the closing, of the redemption, the Company shall pay to or to the order of the holder of Class A Preference Shares which the Company has been called upon to redeem the redemption price thereof as defined in sub-paragraph (c) hereof and in the event that the Company fails to so pay the said redemption price, the redemption price shall thereupon become a debt due and owing by the Company to such holder of Class A Preference Shares. Upon the payment of the redemption price by the Company in accordance herewith the Class A Preference Shares which the Company has been so called upon to redeem shall be and be deemed to be redeemed and shall be cancelled. If a part only of the Class A Preference Shares represented by any certificate be so called for redemption and be so redeemed, a new certificate for the balance shall be issued at the expense of the Company. PROVIDED THAT the right of any holder of Class A Preference Shares to call upon and compel the Company to so redeem as herein provided is subject to the provisions of the Companies Act of Nova Scotia respecting redemption of shares and any insolvency or other applicable laws. If the Company may lawfully redeem some but not all of the Class A Preference Shares which it is called upon to redeem, then the Company shall redeem such number thereof as it may lawfully redeem AND IN THE EVENT that on or before the closing date more than one (1) holder of Preference Shares .. has called upon the Company to redeem and the Company may lawfully redeem only some but not all of the Preference Shares which it has been so called to redeem, then the Preference Shares so to be redeemed shall be redeemed pro rata provided that the Preference Shares shall not be redeemed on a fractional basis and in calculating the Preference Share to be so redeemed, all fractional Shares shall be rounded down to the next lowest number.

(f) The Class A Preference Shares may be redeemed as provided herein notwithstanding that shares of any other Class are outstanding at the time of such redemption and are not redeemed at such time.

(g) The holders of Class A Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the Shareholders, of the Company and shall not be entitled to vote at any such meeting.

(h) The holders of Class A Preference Shares shall not be entitled as of right to subscribe for or purchase or receive any part of any issue of shares or of bonds, debentures or other securities of the Company now or hereafter authorized.

(i) The provisions hereof may be repealed, altered, modified, amended or amplified only with the approval of the holders of the Class A Preference Shares given as hereinafter specified in sub-paragraph (j), in addition to any other vote or authorization required by the Companies Act.

(j) The approval of the holders of the Class A Preference Shares as to any and all matters referred to herein may be given in writing by all the holders of outstanding Class A Preference Shares or by resolution sanctioned at a meeting of holders of Class A Preference Shares duly called and held upon at least ten (10) days notice at which the holders of at least three quarters (3/4) of the outstanding Class A Preference Shares are present or represented by proxy, and carried by the affirmative vote of the holders of not less than three quarters (3/4) of the Class A Preference Shares represented and voted at such meeting passed on a poll. If, at any such meeting the holders of three quarters (3/4) of the outstanding Class A Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than fourteen (14) days later, and to such time and place as may be appointed by the Chairman, and at least ten (10) days notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Class A Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened and a resolution passed thereat by the affirmative votes of the holders of not less than three quarters (3/4) of the Class A Preference Shares represented and voted at such adjourned meeting cast on a poll shall constitute the approval of the holders of the Class A Preference Shares referred to above. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the Articles of Association of the Company with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every holder of Class A Preference Shares shall be entitled to one (1) vote in respect of each Class A Preference Shares held.

SCHEDULE “B”

1680027 NOVA SCOTIA LIMITED

RIGHTS, RESTRICTIONS, CONDITIONS AND LIMITATIONS

ATTACHING TO CLASS B PREFERENCE SHARES

The Class B Preference Shares shall have a par value of One Cent ($0.01) each and shall be non-voting, redeemable and retractable and shall bear a non-participating, non-cumulative dividend at the rate of eight percent (8%) per annum of the redemption value. The rights, restrictions, conditions and limitations attached to the Class B Preference Shares shall be as follows:

(a) The holders of the Class B Preference Shares in priority to the Common Shares shall be entitled to receive and the Company shall pay thereon if, as and when declared by the Board of Directors out of moneys of the Company properly applicable to the payment of dividends, fixed non-cumulative preferential cash dividends at the rate of eight percent (8%) per annum of the redemption value thereof. The said dividends shall be payable on such date or dates in each fiscal year of the Company as may from time to time be determined by the Board of Directors. The Board of Directors shall be entitled from time to time to declare part of the said fixed preferential dividend for any fiscal year notwithstanding that the dividend for such fiscal year shall not be declared in full. If within four (4) months after the end of any fiscal year of the Company the Board of Directors in its discretion shall not have declared the said fixed preferential dividend or any part thereof on the Class B Preference Shares for such fiscal year then the rights of the holders of the Class B Preference Shares to such dividend or any undeclared part thereof shall be forever extinguished. The holder of the Class B Preference Shares shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for.

(b) In the event of the liquidation, dissolution or winding up of the Company or other distribution of property or assets of the Company for the purpose of winding up its affairs, the holders of Class B Preference Shares shall be entitled to receive the redemption value per Class B Preference Shares together with all declared and unpaid dividends thereon before any amount shall be paid or any property or assets of the Company distributed to the holders of any Common Shares or Shares of any other class ranking junior to the Class B Preference Shares. After the payment to the holders of Class B Preference Shares of the amount so payable to them as hereinbefore provided, they shall not be entitled to share in any further distribution of the property or assets of the Company.

(c) The Company may, subject to compliance with the provisions of the Companies Act of Nova Scotia, at any time and from time to time upon ten (10) days notice to the registered holders thereof, redeem the whole or any part of the then outstanding Class B Preference Shares by paying for each Class B Preference Share to be redeemed the par value thereof (the “redemption value”) together with all declared and unpaid dividends thereon, such sum being hereinafter referred to as the redemption price”. In case a part only of the then outstanding Class B Preference Shares is at any time to be redeemed pursuant to this sub-paragraph (c), the Class B Preference Shares so to be redeemed shall be selected by lot in such manner as the Board of Directors in its discretion shall decide, or, if the Board of Directors so determines, may be redeemed pro rata, provided that the Class B Preference Shares shall not be redeemed on a fractional basis and, in calculating the shares to be redeemed, all fractional shares shall be rounded up to the next highest number.

(d) In any case of redemption of Class B Preference Shares under the provisions of sub-paragraph (c) hereof, the Company shall, at least ten (10) days before the date specified for redemption, mail to each person who, at the date of mailing, is a registered holder of Class B Preference Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class B Preference Shares. Such notice shall be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the books of the Company or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder, provided, however, that accidental failure to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price and the date on which the redemption is to take place and, if part only of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Company shall pay or cause to be paid to or to the order of registered holders of the Class B Preference Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Company, or any other place designated in such notice, of the certificates for the Class B Preference Shares called for redemption. Such Class B Preference Shares shall thereupon be and be deemed to be redeemed and shall be cancelled. If a part only of the Class B Preference Shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Company. From and after the date specified in any such notice, the Class B Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case, the rights of the holders shall remain unaffected. The Company shall have the right, at any time after mailing of the notice of its intention to redeem any Class B Preference Shares as aforesaid, to deposit the redemption price of the Class B Preference Shares so called for redemption, or of such of the said Class B Preference Shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such Class B Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and, upon such deposit being made, or upon the date specified for redemption in such notice, whichever is later, the Class B Preference Shares in respect whereof such deposits shall have been made shall be deemed to be redeemed and shall be cancelled and the rights of the holders thereof, after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by then respectively.

(e) Any holder of Class B Preference Shares may at any time and from time to time call upon the Company to redeem the whole or any portion of the then outstanding Class B Preference Shares held by him by depositing wit the Company the certificate or certificates representing the Class B Preference Shares which the holder calls upon the Company to redeem together with a notice in writing specifying the number of such Class B Preference Shares which the Company is called upon to redeem and the date for the closing of such redemption, such date being not less than thirty (30) days nor more than ninety (90) days immediately following the delivery of the said notice to the Company. Upon receipt of such notice the Company shall forthwith take all actions necessary to permit redemption of the shares in compliance with the provisions of the Companies Act of Nova Scotia arid on the date so specified for the closing of the redemption, the Company shall pay to or to the order of the holder of Class B Preference Shares which the Company has been called upon to redeem the redemption price thereof as defined in sub-paragraph (c) hereof and in the event that the Company fails to so pay the said redemption price, the redemption price shall thereupon become a debt due and owing by the Company to such holder of Class B Preference Shares. Upon the payment of the redemption price by the Company in accordance herewith the Class B Preference Shares which the Company has been so called upon to redeem shall be and be deemed to be redeemed and shall be cancelled. If a part only of the Class B Preference Shares represented by any certificate be so called for redemption and be so redeemed, a new certificate for the balance shall be issued at the expense of the Company. PROVIDED THAT the right of any holder of Class B Preference Shares to call upon and compel the Company to so redeem as herein provided is subject to the provisions of the Companies Act of Nova Scotia respecting redemption of shares and any insolvency or other applicable laws. If the Company may lawfully redeem some but not all of the Class B Preference Shares which it is called upon to redeem, then the Company shall redeem such number thereof as it may lawfully redeem AND IN THE EVENT that on or before the closing date more than one (1) holder of Preference Shares has called upon the Company to redeem and the Company may lawfully redeem only some but not all of the Preference Shares which it has been so called to redeem, then the Preference Shares so to be redeemed shall be redeemed pro rata provided that the Preference Shares shall not be redeemed on a fractional basis and in calculating the Preference Share to be so redeemed, all fractional Shares shall be rounded down to the next lowest number.

(f) The Class B Preference Shares may be redeemed as provided herein notwithstanding that shares of any other Class are outstanding at the time of such redemption and are not redeemed at such time.

(g) The holders of Class B Preference Shares shall not be entitled as such (except, as hereinafter specifically provided) to receive notice of or to attend any meeting of the Shareholders of the Company and shall not be entitled to vote at any such meeting.

(h) The holders of Class B Preference Shares shall not be entitled as of right to subscribe for or purchase or receive any part of any issue of shares or of bonds, debentures or other securities of the Company now or hereafter authorized.

(i) The provisions hereof may be repealed, altered, modified, amended or amplified only with the approval of the holders of the Class B Preference Shares given as hereinafter specified in sub-paragraph (j), in addition to any other vote or authorization required by the Companies Act.

(j) The approval of the holders of the Class B Preference Shares as to any and all matters referred to herein may be given in writing by all the holders of outstanding Class B Preference Shares or by resolution sanctioned at a meeting of holders of Class B Preference Shares duly called and held upon at least ten (10) days notice at which the holders of at least three quarters (3/4) of the outstanding Class B Preference Shares are present or represented by proxy, and carried by the affirmative vote of the holders of not less than three quarters (3/4) of the Class B Preference Shares represented and voted at such meeting passed on a poll. If, at any such meeting the holders of three quarters (3/4) of the outstanding Class B Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than fourteen (14) days later, and to such time and place as may be appointed by the Chairman, and at least ten (10) days notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Class B Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened and a resolution passed thereat by the affirmative votes of the holders of not less than three quarters (3/4) of the Class B Preference Shares represented and voted at such adjourned meeting cast on a poll shall constitute the approval of the holders of the Class B Preference Shares referred to above. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the Articles of Association of the Company with respect to meetings of shareholders. On every poll taken at every, such meeting or adjourned meeting every holder of Class B Preference Shares shall be entitled to one (1) vote in respect of each Class B Preference Shares held.

1680027 NOVA SCOTIA LIMITED

SPECIAL RESOLUTION

WHEREAS the authorized capital of the Company is Forty Thousand (40,000.00) Common Shares without nominal or par value, One Hundred (100) class A Preference Shares of the par value of Twenty-Two Cents (.22) each, subject to the rights, restrictions, terms and conditions as are set out in Schedule “A” annexed hereto, and One Hundred (100) Class B Preference Shares of the par value of One Cent (.01) each, subject to the rights, restrictions, terms and conditions as are set out in Schedule “B” annexed hereto;

AND WHEREAS it is desirable and in the interest of the Company that the authorized capital of the Company be increased by the creation of Ten Thousand (10,000) Class C Preference Shares;

NOW THEREFORE BE IT RESOLVED as a Special Resolution of the Company, within the meaning of the Companies Act, R.S.N.S. 1989, c. 81 that:

1.

the authorized capital of the Company be and it is hereby amended and increased by the creation of Ten Thousand (10,000) Class C Preference Shares of the par value of One Thousand Dollars ($1,000.00) each, which shares shall be subject to the rights, restrictions, terms and conditions as are set out in Schedule “C” annexed to this Resolution, such that the authorized capital of the Company shall be and is Forty Thousand (40,000) Common Shares without nominal or par value. One Hundred (100) Class A Preference Shares of the par value of Twenty-Two Cents (.22) each, subject to the rights, restrictions, terms and conditions as are set out in Schedule “A”

annexed hereto, One Hundred (100) Class B Preference Shares with the par value of One Cent (.01) each, subject to the rights, restrictions, terms and conditions as are set out in Schedule “B” annexed hereto and Ten Thousand (10,000) Class C Preference Shares of the par value of One Thousand Dollars ($1,000.00) each, subject to the rights, restrictions, terms and conditions as are set out in Schedule “C” annexed hereto;

2.	the Secretary be and is hereby authorized and directed to file a printed copy of such Special Resolution with the Registrar of Joint Stock Companies at Halifax.

CERTIFICATE

I, J. DONALD MITCHELL, Secretary of 1680027 NOVA SCOTIA LIMITED, hereby certify that the foregoing is a true copy of a Special Resolution signed by the Shareholders of the Company in the manner authorized by law on the 17th day of June, 1991, and that the Special Resolution is now in full force and effects.

June 17, 1991	/s/ J. Donald Mitchell
Date	J. Donald Mitchell / Secretary

SCHEDULE “C”

1680027 NOVA SCOTIA LIMITED

RIGHTS, RESTRICTIONS, CONDITIONS AND LIMITATIONS

ATTACHING TO CLASS C PREFERENCE SHARES

The Class C Preference Shares in the capital stock of 1680027 Nova Scotia Limited shall have a par value of One Thousand Dollars ($1,000.00) each and shall be non-voting, redeemable and retractable and shall bear a non-participating, noncumulative dividend at a rate equal to The Canadian Imperial Bank of Commerce’s prime interest rate in effect from time to time during the twelve (12) month period immediately preceding the declaration of the dividend plus two percent (2%) of the par value per share per annum. The rights, restrictions, conditions and limitations attached to the Class C Preference Shares shall be as follows:

(a) The holders of the Class C Preference Shares, shall be entitled to receive, and the Company shall pay thereon if, as and when declared by the Board of Directors out of monies of the Company properly applicable to the payment of dividends, fixed non-cumulative preferential cash dividends at a rate equal to The Canadian Imperial Bank of Commerce’s prime interest rate in effect from time to time during the twelve (12) month period immediately preceding the declaration of the dividend plus two percent (2%) of the par value per share per annum. The dividends shall be payable on such date or dates in each fiscal year of the Company as may from time to time be determined by the Board of Directors. The Board of Directors shall be entitled from time to time to declare part of the fixed preferential dividend for any fiscal year notwithstanding that the dividend for such fiscal year shall not be declared in full. If within four (4) months after the end of any fiscal year of the Company the Board of Directors in its discretion shall not have declared the fixed preferential dividend or any part thereof on the Class C Preference Shares for such fiscal year then the rights of the holders of the Class C Preference Shares to such dividend or any undeclared part thereof shall be forever extinguished. The holder of any Class C Preference Shares shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for. Dividends may at any time be declared or paid or set apart for payment for or on the Common Shares or the Class A Preference Shares or the Class B Preference Shares in the capital stock of the Company without declaring, paying or setting apart for payment any dividends for or on the Class C Preference Shares and dividends may at anytime be declared or paid or set apart for payment on the Class C Preference Shares without declaring and paying or setting apart for payment any dividends for or on any Common Shares or shares of any other class ranking junior to the Class C Preference Shares.

(b) In the event of the liquidation, dissolution or winding up of the Company or other distribution of property or assets of the Company for the purpose of winding up its affairs, subject to the prior payment or distribution to the holders of the Class A Preference Shares and Class B Preference Shares in the capital stock of the Company of all amounts to which they are entitled, the holders of the Class C Preference Shares shall be entitled to receive in respect of each Class C Preference Share the par value thereof together with all declared and unpaid dividends thereon before any amount shall be paid or any property or assets of the Company distributed to the holders of any Common Share or shares of any other class ranking junior to the Class C Preference Shares. After the payment to the holders of Class C Preference Shares of the amount so payable to them as hereinbefore provided, they shall not be entitled to share in any further distribution of the property or assets of the Company.

(c) The Company may, subject to compliance with the provisions of the Companies Act of Nova Scotia, at any time and from time to time upon ten (10) days notice to the registered holders thereof, redeem the whole or any part of the then outstanding Class C Preference Shares by paying for each Class C Preference Share to be redeemed the par value thereof together with all declared and unpaid dividends thereon, such sum being hereinafter referred to as the “redemption price”. In case a part only of the then outstanding Class C Preference Shares is at any time to be redeemed pursuant to this subparagraph (c), the Class C Preference Shares to be redeemed shall be selected by lot in such manner as the Board of Directors in its discretion shall decide, or, if the Board of Directors so determines, may be redeemed pro rata, provided that the Class C Preference Shares shall not be redeemed on a fractional basis and, in calculating the shares to be redeemed, all fractional shares shall be rounded up to the next highest number.

(d) In any case of redemption of Class C Preference Shares under the provisions of sub-paragraph (c) hereof, the Company shall, at least ten (10) days before the date specified for redemption, mail to each person who, at the date of mailing, is a registered holder of Class C Preference Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class C Preference Shares, provided that the giving of such notice may be waivered by the holder of the Class C

Preference Shares to be redeemed. Such notice shall be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the books of the Company or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder, provided, however, that accidental failure to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price and the date on which the redemption is to take place and, if all of the Class C Preference Shares held by the person to whom it is addressed are not to be redeemed, the number thereof to be redeemed. On or after the date specified for redemption, the Company shall pay or cause to be paid to or to the order of the registered holders of the Class C Preference Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Company, or any other place designated in such notice, of the certificates for the Class C Preference Shares called for redemption. Such Class C Preference Shares shall thereupon be and be deemed to be redeemed and shall be cancelled. If all of the Class C Preference Shares represented by any certificate are not to be redeemed, a new certificate for the balance shall be issued at the expense of the Company. From and after the date specified in any such notice, the Class C Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case, the rights of the holders shall remain unaffected. The Company shall have the right, at any time after mailing of the notice of its intention to redeem any Class C Preference Shares as aforesaid, to deposit the redemption price of the Class C Preference Shares so called for redemption, or of such of the Class C Preference Shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such Class C Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and, upon such deposit being made, or upon the date specified for redemption in such notice, whichever is later, the Class C Preference Shares in respect whereof such deposits shall have been made shall be deemed to be redeemed and shall be cancelled and the rights of the holders thereof, after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the certificates held by them respectively.

(e) Any holder of Class C Preference Shares may at any time and from time to time call upon the Company to redeem the whole or any portion of the then outstanding Class C Preference Shares held by him by depositing with the Company the certificate or certificates representing the Class C Preference Shares which the holder calls upon the Company to redeem together with a notice in writing specifying the number of such Class C Preference Shares which the Company is called upon to redeem and the date for the closing of such redemption, such date being not less than thirty (30) days nor more than ninety (90) days immediately following the delivery of the notice to the Company. Upon receipt of such notice the Company shall forthwith take all actions necessary to permit redemption of the shares in compliance with the provisions of the Companies Act of Nova Scotia and on the date so specified for the closing of the redemption, the Company shall pay to or to the order of the holder of Class C Preference Shares which the Company has been called upon to redeem the redemption price thereof as defined in sub-paragraph (c) hereof and in the event that the Company fails to so pay the redemption price, the redemption price shall thereupon become a debt due and owing by the Company to such holder of Class C Preference Shares. Upon the payment of the redemption price by the Company in accordance herewith the Class C Preference Shares which the Company has been so called upon to redeem shall be and be deemed to be redeemed and shall be cancelled. If all of the Class C Preference Shares represented by any certificate be so called for are not to be redeemed, a new certificate for the balance shall be issued at the expense of the Company. PROVIDED THAT the right of any holder of Class C Preference Shares to call upon and compel the Company to so redeem as herein provided is subject to the provisions of the Companies Act of Nova Scotia respecting redemption of shares and any insolvency or other applicable laws. If the Company may lawfully redeem some but not all of the Class C Preference Shares which it is called upon to redeem, then the Company shall redeem such number thereof as it may lawfully redeem AND IN THE EVENT that on or before the closing date more than one (1) holder of Preference Shares has called upon the Company to redeem and the Company may lawfully redeem only some but not all of the Preference Shares which it has been so called to redeem, then the Preference Shares so to be redeemed shall be redeemed pro rata provided that the Preference Shares shall not be redeemed on a fractional basis and in calculating the Preference Share to be so redeemed, all fractional Shares shall be rounded down to the next lowest number.

(f) The Class C Preference Shares may be redeemed as provided herein notwithstanding that shares of any other Class are outstanding at the time of such redemption and are not redeemed at such time.

(g) Subject to the provisions of the Companies Act, the holders of Class C Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the Shareholders of the Company and shall not be entitled to vote at any meeting of the Shareholders of the Company or otherwise.

(h) The holders of Class C Preference Shares shall not be entitled as of right to subscribe for or purchase or receive any part of any issue of shares or of bonds, debentures or other securities of the Company now or hereafter authorized.

(i) The provisions hereof may be repealed, altered, modified, amended or amplified only with the approval of the holders of the Class C Preference Shares given as hereinafter specified in sub-paragraph (j), in addition to any other vote or authorization required by the Companies Act.

(j) The approval of the holders of the Class C Preference Shares as to any and all matters referred to herein may be given in writing by all the holders of outstanding Class C Preference Shares or by resolution sanctioned at a meeting of holders of Class C Preference Shares duly called and held upon at least ten (10) days notice at which the holders of at least three quarters (3/4) of the outstanding Class C Preference Shares are present or represented by proxy, and carried by the affirmative vote of the holders of not less than three quarters (3/4) of the Class C Preference Shares represented and voted at such meeting passed on a poll. If, at any such meeting the holders of three quarters (3/4) of the outstanding Class C Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than fourteen (14) days later, and to such time and place as may be appointed by the Chairman, and at least ten (10) days notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Class C Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened and a resolution passed thereat by the affirmative votes of the holders of not less than three quarters (3/4) of the Class C Preference Shares represented and voted at such adjourned meeting cast on a poll shall constitute the approval of the holders of the Class C Preference Shares referred to above. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the Articles of Association of the Company with respect to meetings of shareholders of the Company. On every poll taken at every such meeting or adjourned meeting every holder of Class C Preference Shares shall be entitled to one (1) vote in respect of each Class C Preference Share held.